SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                  AMENDMENT TO
                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): February 13, 1998



                          Tech Electro Industries, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Texas                     0-27210                 75-2408297
----------------------------   --------------------     -------------------
       (State or other         (Commission File No.)   (IRS Employer ID No.)
jurisdiction of incorporation)


2941 Main Street, Suite 300-B, Santa Monica, California             90405
-------------------------------------------------------            --------
    (Address of principal executive office)                       (Zip Code)


Registrant's telephone number, including area code: (310) 396-1782



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ITEM 4.  Changes in Registrant's Certifying Accountant

          On February 13, 1998, the Company retained King Griffin & Adamson P.C. as its independent public accountants. The engagement of King Griffin & Adamson P.C. was approved by the Company's Board of Directors. The Company had announced on Form 8-K filed on June 27, 1997, that it had engaged Deloitte & Touche LLP in anticipation of their accepting the Company as a new client; however, Deloitte & Touche LLP had not completed its new client acceptance procedures and did not reach an agreement with the Company regarding fee arrangements and timing of audit services. As of February 13, 1998, Deloitte & Touche LLP had not audited any financial statements nor reviewed any interim financial information of the Company or any subsidiary of the Company, nor had the Company consulted with Deloitte & Touche LLP as to any accounting principles or practices, financial statements or disclosures, or auditing scope or procedure, except for a brief consultation ($3,400) in coordination with King Griffin & Adamson P.C. regarding financial statement disclosure. Deloitte & Touche LLP's services were limited to reading a draft of the Company's Form 10-KSB for the year ended December 31, 1996 and discussing the format of such report with the Company's auditors and attorneys. Deloitte & Touche LLP did not provide a written summary in connection with the consultation. King Griffin & Adamson P.C. was consulted concerning the format of the report, and expressed no views on such consultation. The Company had no disagreements with Deloitte & Touche LLP during the period from June 27, 1997 through February 13, 1998 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

          In December 1997, the Company engaged Deloitte & Touche LLP to conduct due diligence procedures with respect to the Company's acquisiton of a majority interest in US Computer Group, Inc., and in March 1998, the Company engaged Deloitte & Touche LLP to audit the financial statements of that Company for the year ended February 28, 1998 to be included in the Company's amended report on Form 8-K relating to such acquisition. Such services did not include a review or audit of any other financial statements or information, or any consultation as to any accounting principles or practices regarding the Company or any subsidiary of the Company other than US Computer Group, Inc.

          As previously disclosed, King Griffin & Adamson P.C., and its predecessor, King, Burns & Company, P.C. audited the Company's financial statements for the fiscal years ended December 31, 1996 and 1995. For the Company's fiscal years ended December 31, 1996 and 1995, the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles by King Griffin & Adamson P.C., or its predecessor King, Burns & Company, P.C.

          King Griffin & Adamson P.C. has reviewed this Report and been given an opportunity to furnish the Company with a letter addressed to the Commission regarding the subject of this Report and has declined to do so.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibits

          16 Letter from Deloitte & Touche LLP, dated May 29, 1998.
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 9, 1998                                       TECH ELECTRO INDUSTRIES, INC.



                                                   By: /s/ David Kaye
                                                   -----------------------
                                                   David Kaye,
                                                   Chief Financial Officer